UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6500

Name of Fund: MuniYield New York Insured Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, MuniYield New
      York Insured Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 10/31/04

Date of reporting period: 11/01/03 - 04/30/04

Item 1 - Report to Stockholders

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                        MuniYield New York
                                        Insured Fund, Inc.

Semi-Annual Report
April 30, 2004

[LOGO] Merrill Lynch Investment Managers

MuniYield New York Insured Fund, Inc.

The Benefits and Risks of Leveraging

MuniYield New York Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strong, positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities. As of April 30, 2004, the percentage of the Fund's total net assets invested in inverse floaters was 11.25%.

Swap Agreements

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.


2       MUNIYIELD NEW YORK INSURED FUND, INC.           APRIL 30, 2004

A Letter From the President

Dear Shareholder

For the six-month and 12-month periods ended April 30, 2004, the Lehman Brothers Municipal Bond Index posted returns of +1.19% and +2.68%, respectively. Its taxable counterpart, the Lehman Brothers Aggregate Bond Index, had returns of +1.25% and +1.82% for the same periods. Amid considerable month-to-month volatility, tax-exempt bond yields rose over the past year, although not to the same extent as 10-year U.S. Treasury yields. In all, tax-exempt securities continued to be an attractive fixed income investment alternative.

As of April month-end, the Federal Reserve Board maintained its accommodative policy stance, although a better-than-expected employment report for the month of March prompted speculation that an interest rate increase could come sooner than many had expected. On April 2, 2004, the good news on the employment front -- previously the one dim spot in an otherwise bright economic picture -- helped prompt the yield on the 10-year Treasury bond to spike nearly 25 basis points (.25%), from 3.91% to 4.15%. Market watchers continue to monitor the economic data and Federal Reserve Board language for indications of interest rate direction. If economic growth maintains its recent pace and employment figures continue to improve, many believe it is just a matter of time before interest rates move upward.

Equity markets, in the meantime, gleaned support from the improving economic environment and provided attractive returns. For the six-month and 12-month periods ended April 30, 2004, the Standard & Poor's 500 Index returned +6.27% and +22.88%, respectively. Significant fiscal and monetary stimulus in 2003, including low interest rates and tax cuts, has opened the door to consumer spending, capital spending, increases in exports and long-awaited job growth. As expected, these developments have led the way to improvements in corporate earnings -- a positive for stock markets.

The events and efforts of the past year leave us with a much stronger economy today. Of course, markets will always fluctuate, and there are many uncertainties -- not the least of which are geopolitical in nature -- which can translate into negative market movements. Keeping this in mind, we encourage you to revisit your portfolio and your asset allocation strategy to ensure you are well positioned to take advantage of the opportunities that lie ahead. Importantly, your financial advisor can help you develop a strategy most suitable for your circumstances through all types of market and economic cycles.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                        Sincerely,


                                        /s/ Terry K. Glenn

                                        Terry K. Glenn
                                        President and Director


        MUNIYIELD NEW YORK INSURED FUND, INC.           APRIL 30, 2004         3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Manager

      Interest rates remained at historic lows during the period, and we found it prudent to maintain our focus on generating yield and limiting the Fund's sensitivity to future interest rate changes.

Describe the recent market environment relative to municipal bonds.

For much of the six-month period, a positive economic backdrop helped bond prices to move higher as yields, which typically move opposite of prices, declined. In early April, however, a surprisingly strong monthly employment report triggered fears that the long-accommodative Federal Reserve Board might raise interest rates sooner than many had expected. As a result, bond yields rose (prices fell) sharply for the remainder of the period. At the end of April, long-term U.S. Treasury bond yields had climbed to 5.13%, representing an increase of approximately 15 basis points (.15%) over the past six months. Ten-year U.S. Treasury note yields stood at 4.30% as of period-end, an increase of more than 20 basis points.

Tax-exempt bond yields generally mimicked the movement of their taxable counterparts, although volatility in the municipal market was more subdued. Long-term revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, rose just four basis points over the past six months. For the same period, yields on AAA-rated issues maturing in 30 years increased approximately 10 basis points to 4.93% while yields on 10-year, AAA-rated issues increased more than 16 basis points to nearly 4%, according to Municipal Market Data. The more marked increase in 10-year bond yields may be attributed to the fact that recent issuance has been heavily concentrated in the 10-year - 20-year range. The resulting supply imbalance prompted higher intermediate bond yields (and lower prices). Longer-maturity and lower-rated issues continued to benefit from more favorable supply/demand factors and, therefore, have seen less price depreciation. For the six-month period as a whole, municipal bond supply declined approximately 5% compared to the same period a year ago.

Demand for tax-exempt municipal bonds has remained positive. According to Investment Company Institute data, in the first three months of 2004, tax-exempt bond funds saw net new cash flows of almost $640 million.

Describe conditions in the State of New York.

New York maintains credit ratings of A2 from Moody's, AA from Standard & Poor's and AA- from Fitch. While the Moody's and Fitch ratings carry stable trends, Standard & Poor's applies a negative trend to the state's credit rating.

Despite spending cuts and significant increases in personal and sales tax rates, the state relied on one-time revenues, particularly $4.2 billion in proceeds from tobacco settlement revenue bonds, to close its budget gap in the 2003 - 2004 fiscal year. The state faces a $5 billion budget deficit for the 2004 - 2005 fiscal year. Recommendations for closing the gap include $2.6 billion in spending cuts and using $1.5 billion in non-recurring sources, significantly less than the prior two fiscal years. Adopting and maintaining a balanced budget will be difficult given political resistance to additional tax hikes and cuts in popular programs, pressures from local governments for pension and Medicaid relief, and the lack of readily available one-time revenue sources. Structural balance may be further complicated by a pending court ruling on equitable school funding that could add up to $2 billion in annual education spending. However, the state historically has been able to close prior budget gaps with a mix of tax increases, spending cuts and non-recurring revenues.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended April 30, 2004, the Common Stock of MuniYield New York Insured Fund, Inc. had net annualized yields of 5.84% and 6.69%, based on a period-end per share net asset value of $14.35 and a per share market price of $12.53, respectively, and $.418 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was -.08%, based on a change in per share net asset value from $14.81 to $14.35, and assuming reinvestment of $.417 per share ordinary income dividends.

The average yields for the Fund's Auction Market Preferred Stock (AMPS) for the six months ended April 30, 2004 were: .92% for Series A; .77% for Series B; .81% for Series C; .84% for Series D; and .92% for Series E.

The Fund's total return, based on net asset value, lagged the +1.06% return of the Lipper New York Insured Municipal Debt Funds category for the six-month period. (Funds in this Lipper category invest primarily in securities exempt from taxation in New York and insured as to timely payment.) Given our concerns about the negative price impact associated with rising rates, we employed a shorter relative duration to limit the Fund's sensitivity to interest rate moves.


4       MUNIYIELD NEW YORK INSURED FUND, INC.           APRIL 30, 2004

However, interest rates remained low for much of the period, which hurt performance compared to the Fund's more aggressive peers.

Despite the portfolio's defensive positioning, the Fund underperformed its Lipper peer group to a large extent because of the write-down of a defaulted credit involving Cicero, New York Local Development Corp. In October 2003, this position of slightly over $3.75 million in bonds was trading at a dollar price of near par. A deterioration in the credit situation resulted in a default being declared by the agency and the position was subsequently written down to its current evaluation of $.16125 on the dollar.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section included in this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment return based on changes in the Fund's net asset value.

What changes were made to the portfolio during the period?

We maintained our focus on the dual goals of increasing the Fund's current income accrual and reducing sensitivity to interest rate volatility. To that end, we maintained a duration slightly shorter than our peers and sought to purchase securities with more defensive structural characteristics. We also employed interest rate futures and a hedging strategy involving interest rate swaps to address the Fund's relative duration position. Because swap securities tend to have higher coupons, they also serve to increase current return. A higher sustained current return can eventually lead to increased dividend distributions to shareholders.

The Fund's borrowing costs remained around 1% throughout most of the six-month period. These attractive funding levels, in combination with the steep municipal yield curve, continued to generate significant income to the Fund's Common Stock shareholders. The Federal Reserve Board appears poised to begin raising short-term interest rates, most likely later in 2004. The increase, however, is expected to be gradual and should not have a material impact on the positive advantage leverage has had on the Fund's Common Stock yield. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 31.40% of total assets. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)

How would you characterize the portfolio's position at the close of the period?

We believe our defensive market stance remains an appropriate approach as the Federal Reserve Board prepares to embark on a program of increasing short-term interest rates. This should cushion the negative price action that would result in an increasing interest rate environment, but also causes the Fund to react slower when interest rates decline.

Given the market's anticipation of Federal Reserve Board action, and the coincident sell-off that already has occurred, we believe the risks to the market are less as we enter the current period than they were at the beginning of the period just ended. Regardless of the ultimate Federal Funds target rate, we believe we are entering a market with above-average volatility where enhancing current income and a long-term horizon are paramount.

Timothy T. Browse
Portfolio Manager

May 26, 2004

--------------------------------------------------------------------------------
We are pleased to announce that Timothy T. Browse, CFA, was named portfolio manager of MuniYield New York Insured Fund, Inc. and has been primarily responsible for the day-to-day management of the Fund's portfolio since April 19, 2004. Mr. Browse is a Vice President and portfolio manager with the Tax-Exempt Fixed Income group of Merrill Lynch Investment Managers, L.P. Previously, he was a Vice President, portfolio manager and team leader of the Municipal Investments Team with Lord Abbett & Co. from 2000 to 2003 and Vice President and portfolio manager in the municipal fund management group of Eaton Vance Management, Inc. from 1992 to 2000.
--------------------------------------------------------------------------------


        MUNIYIELD NEW YORK INSURED FUND, INC.           APRIL 30, 2004         5

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments                                           (in Thousands)

                     S&P      Moody's  Face
                     Ratings  Ratings  Amount    Municipal Bonds                                                         Value
===============================================================================================================================
New York--131.8%
-------------------------------------------------------------------------------------------------------------------------------
                     AAA      Aaa      $23,790   Albany County, New York, Airport Authority, Airport Revenue
                                                 Bonds, AMT, 6% due 12/15/2023 (c)                                      $26,143
                     ----------------------------------------------------------------------------------------------------------
                     AAA      Aaa        3,000   Battery Park City Authority, New York, Senior Revenue
                                                 Refunding Bonds, Series A, 5% due 11/01/2023                             3,057
                     ----------------------------------------------------------------------------------------------------------
                     AAA      Aaa        8,200   Buffalo and Fort Erie, New York, Public Bridge Authority, Toll
                                                 Bridge System Revenue Bonds, 5.75% due 1/01/2025 (d)                     8,449
                     ----------------------------------------------------------------------------------------------------------
                                                 Buffalo, New York, School, GO, Series D (b):
                     AAA      Aaa        1,250       5.50% due 12/15/2014                                                 1,376
                     AAA      Aaa        1,500       5.50% due 12/15/2016                                                 1,646
                     ----------------------------------------------------------------------------------------------------------
                     AAA      Aaa        4,300   Buffalo, New York, Sewer Authority Revenue Refunding Bonds,
                                                 Series F, 6% due 7/01/2013 (b)                                           4,974
                     ----------------------------------------------------------------------------------------------------------
                     NR*      C          3,750   Cicero, New York, Local Development Corporation Revenue Bonds
                                                 (Cicero Community Recreation Project), Series A, 6.75%
                                                 due 5/01/2042                                                              605
                     ----------------------------------------------------------------------------------------------------------
                     AAA      Aaa        1,700   Dutchess County, New York, Resource Recovery Agency Revenue
                                                 Bonds (Solid Waste System--Forward), Series A, 5.40%
                                                 due 1/01/2013 (d)                                                        1,851
                     ----------------------------------------------------------------------------------------------------------
                                                 Erie County, New York, IDA, School Facility Revenue Bonds (City
                                                 of Buffalo Project) (c):
                     AAA      Aaa        1,900       5.75% due 5/01/2020                                                  2,093
                     AAA      Aaa        5,250       5.75% due 5/01/2024                                                  5,661
                     ----------------------------------------------------------------------------------------------------------
                                                 Huntington, New York, GO, Refunding (a):
                     NR*      Aaa          485       5.50% due 4/15/2011                                                    542
                     NR*      Aaa          460       5.50% due 4/15/2012                                                    516
                     NR*      Aaa          455       5.50% due 4/15/2013                                                    508
                     NR*      Aaa          450       5.50% due 4/15/2014                                                    503
                     NR*      Aaa          450       5.50% due 4/15/2015                                                    502
                     ----------------------------------------------------------------------------------------------------------
                     NR*      Aaa        1,675   Ilion, New York, Central School District, GO, Series B, 5.50%
                                                 due 6/15/2015 (b)                                                        1,894
                     ----------------------------------------------------------------------------------------------------------
                     AAA      Aaa        9,250   Long Island Power Authority, New York, Electric System Revenue
                                                 Bonds, Series C, 5% due 9/01/2033 (j)                                    9,151
                     ----------------------------------------------------------------------------------------------------------
                     AAA      Aaa        3,900   Long Island Power Authority, New York, Electric System Revenue
                                                 Refunding Bonds, Series A, 5.25% due 12/01/2026 (d)                      3,950
                     ----------------------------------------------------------------------------------------------------------
                     AAA      Aaa        4,375   Madison County, New York, IDA, Civic Facility Revenue Bonds
                                                 (Colgate University Project), Series A, 5% due 7/01/2039 (d)             4,316
                     ----------------------------------------------------------------------------------------------------------
                     AAA      Aaa        2,000   Metropolitan Transportation Authority, New York, Commuter
                                                 Facilities Revenue Bonds, Series A, 5.75% due 1/01/2008 (d)(e)           2,246
                     ----------------------------------------------------------------------------------------------------------
                     AAA      Aaa       10,000   Metropolitan Transportation Authority, New York, Commuter
                                                 Facilities Revenue Refunding Bonds, Series B, 4.875%
                                                 due 7/01/2018 (b)(h)                                                    10,357
                     ----------------------------------------------------------------------------------------------------------
                                                 Metropolitan Transportation Authority, New York, Dedicated Tax
                                                 Fund Revenue Bonds, Series A:
                     AAA      Aaa        7,280       5% due 11/15/2031 (b)                                                7,258
                     AAA      Aaa        1,015       5% due 11/15/2032 (c)                                                1,010
                     ----------------------------------------------------------------------------------------------------------
                                                 Metropolitan Transportation Authority, New York, Dedicated Tax
                                                 Fund Revenue Refunding Bonds, Series A:
                     AAA      Aaa        7,500       5.50% due 11/15/2026 (c)                                             7,807
                     AAA      Aaa       10,000       5% due 11/15/2030 (d)                                               10,007

Portfolio Abbreviations

To simplify the listings of MuniYield New York Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT       Alternative Minimum Tax (subject to)
COP       Certificates of Participation
DRIVERS   Derivative Inverse Tax-Exempt Receipts
GO        General Obligation Bonds
HFA       Housing Finance Agency
IDA       Industrial Development Authority
IDR       Industrial Development Revenue Bonds
RIB       Residual Interest Bonds
VRDN      Variable Rate Demand Notes


6       MUNIYIELD NEW YORK INSURED FUND, INC.           APRIL 30, 2004

Schedule of Investments (continued)                               (in Thousands)

                     S&P      Moody's  Face
                     Ratings  Ratings  Amount    Municipal Bonds                                                         Value
===============================================================================================================================
New York (continued)
-------------------------------------------------------------------------------------------------------------------------------
                                                 Metropolitan Transportation Authority, New York, Revenue
                                                 Refunding Bonds:
                     NR*      Aaa      $28,900       RIB, Series 724X, 10.15% due 11/15/2032 (c)(f)                     $33,149
                     AAA      Aaa        2,500       Series A, 5.50% due 11/15/2018 (a)                                   2,714
                     AAA      Aaa       10,000       Series A, 5% due 11/15/2030 (c)                                     10,007
                     AAA      Aaa        2,500       Series A, 5.25% due 11/15/2031 (b)                                   2,559
                     AAA      Aaa        1,500       Series B, 5% due 11/15/2028 (d)                                      1,503
                     ----------------------------------------------------------------------------------------------------------
                                                 Metropolitan Transportation Authority, New York, Transit
                                                 Facilities Revenue Refunding Bonds:
                     AAA      Aaa          350       Series B, 4.75% due 7/01/2026 (b)(h)                                   346
                     AAA      Aaa        2,025       Series C, 5.125% due 1/01/2012 (c)(e)                                2,215
                     AAA      Aaa          860       Series C, 5.125% due 1/01/2012 (c)(e)                                  941
                     AAA      Aaa        1,640       Series C, 5.125% due 7/01/2012 (c)(e)                                1,799
                     ----------------------------------------------------------------------------------------------------------
                                                 Metropolitan Transportation Authority, New York, Transportation
                                                 Revenue Refunding Bonds (d):
                     AAA      Aaa          800       Series E, 5.125% due 11/15/2024                                        819
                     AAA      Aaa        2,000       Series F, 5.25% due 11/15/2027                                       2,054
                     AAA      Aaa        8,200       Series F, 5% due 11/15/2031                                          8,200
                     ----------------------------------------------------------------------------------------------------------
                                                 Monroe County, New York, IDA Revenue Bonds (Southview Towers
                                                 Project), AMT:
                     NR*      Aa1        1,400       6.125% due 2/01/2020                                                 1,516
                     NR*      Aa1        1,125       6.25% due 2/01/2031                                                  1,216
                     ----------------------------------------------------------------------------------------------------------
                     AAA      Aaa       12,130   Nassau Health Care Corporation, New York, Health System Revenue
                                                 Bonds, 5.75% due 8/01/2029 (c)                                          12,902
                     ----------------------------------------------------------------------------------------------------------
                     BBB      A3           705   New York City, New York, City Health and Hospital Corporation,
                                                 Health System Revenue Bonds, Series A, 5.375% due 2/15/2026                707
                     ----------------------------------------------------------------------------------------------------------
                     AAA      Aaa        3,000   New York City, New York, City Health and Hospital Corporation,
                                                 Health System Revenue Refunding Bonds, Series A, 5.25%
                                                 due 2/15/2012 (a)                                                        3,263
                     ----------------------------------------------------------------------------------------------------------
                     AAA      Aaa        1,275   New York City, New York, City IDA, Civic Facility Revenue
                                                 Refunding Bonds (Nightingale-Bamford School), 5.25%
                                                 due 1/15/2018 (a)                                                        1,360
                     ----------------------------------------------------------------------------------------------------------
                     AAA      Aaa       15,720   New York City, New York, City IDA, IDR (Japan Airlines Company),
                                                 AMT, 6% due 11/01/2015 (c)                                              16,323
                     ----------------------------------------------------------------------------------------------------------
                     AAA      Aaa        7,970   New York City, New York, City IDA, Parking Facility Revenue
                                                 Bonds (Royal Charter--New York Presbyterian), 5.75%
                                                 due 12/15/2029 (c)                                                       8,639
                     ----------------------------------------------------------------------------------------------------------
                     AAA      Aaa       14,970   New York City, New York, City IDA, Special Facilities Revenue
                                                 Bonds (Terminal One Group), AMT, 6.125% due 1/01/2024 (d)               15,341
                     ----------------------------------------------------------------------------------------------------------
                                                 New York City, New York, City Municipal Water Finance Authority,
                                                 Water and Sewer System Revenue Bonds:
                     NR*      Aaa       12,500       RIB, Series 726X, 10.15% due 6/15/2027 (d)(f)                       14,371
                     AAA      Aaa        2,850       Series A, 5.75% due 6/15/2031 (b)                                    3,055
                     AAA      Aaa        4,085       Series B, 5.75% due 6/15/2006 (d)(e)                                 4,451
                     AAA      Aaa       17,200       Series B, 5.75% due 6/15/2029 (d)                                   18,441
                     A1+      VMIG1+     1,400       VRDN, Series C, 1.04% due 6/15/2023 (b)(g)                           1,400
                     ----------------------------------------------------------------------------------------------------------
                                                 New York City, New York, City Municipal Water Finance Authority,
                                                 Water and Sewer System Revenue Refunding Bonds:
                     AAA      Aaa        5,000       5.50% due 6/15/2033 (d)                                              5,200
                     AAA      Aaa        2,250       Series A, 5.375% due 6/15/2026 (c)                                   2,313
                     AAA      Aaa        7,015       Series B, 5.75% due 6/15/2026 (d)                                    7,456
                     A1+      VMIG1+     2,100       VRDN, Series A, 1.05% due 6/15/2025 (b)(g)                           2,100
                     A1+      VMIG1+    22,600       VRDN, Series G, 1.05% due 6/15/2024 (b)(g)                          22,600
                     ----------------------------------------------------------------------------------------------------------
                     AAA      Aaa        1,020   New York City, New York, City Transit Authority, Metropolitan
                                                 Transportation Authority, Triborough, COP, Series A, 5.625%
                                                 due 1/01/2012 (a)                                                        1,129


        MUNIYIELD NEW YORK INSURED FUND, INC.           APRIL 30, 2004         7

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                               (in Thousands)

                     S&P      Moody's  Face
                     Ratings  Ratings  Amount    Municipal Bonds                                                         Value
===============================================================================================================================
New York (continued)
-------------------------------------------------------------------------------------------------------------------------------
                                                 New York City, New York, City Transitional Finance Authority
                                                 Revenue Bonds, Future Tax Secured:
                     AAA      Aaa      $ 6,805       Series B, 6.25% due 5/15/2010 (b)(e)                               $ 7,971
                     AA+      Aa2          800       Series B, 6.25% due 5/15/2010 (e)                                      937
                     AA+      Aa2        3,180       Series C, 5.50% due 5/01/2025                                        3,293
                     AAA      Aaa        8,020       Series E, 5.25% due 2/01/2017 (b)                                    8,594
                     AAA      Aaa        2,500       Series E, 5.25% due 2/01/2022 (d)                                    2,623
                     ----------------------------------------------------------------------------------------------------------
                     AAA      Aaa        3,000   New York City, New York, City Transitional Finance Authority,
                                                 Revenue Refunding Bonds, Future Tax Secured, Series D, 5.25%
                                                 due 2/01/2021 (d)                                                        3,166
                     ----------------------------------------------------------------------------------------------------------
                     AAA      Aaa        6,395   New York City, New York, City Trust Cultural Resource Revenue
                                                 Bonds (Wildlife Conservation Society), 5% due 2/01/2034 (b)              6,409
                     ----------------------------------------------------------------------------------------------------------
                                                 New York City, New York, GO:
                     NR*      Aaa       11,042       RIB, Series 725X, 10.15% due 3/15/2027 (c)(f)                       12,686
                     AAA      Aaa        3,000       Series A, 5.75% due 5/15/2024 (b)                                    3,219
                     AAA      Aaa        2,500       Series B, 5.75% due 8/01/2013 (d)                                    2,786
                     A        A2         3,750       Series D, 5.25% due 10/15/2023                                       3,840
                     A1+      VMIG1+     1,000       VRDN, Sub-Series A-6, 1.05% due 11/01/2026 (c)(g)                    1,000
                     ----------------------------------------------------------------------------------------------------------
                                                 New York City, New York, GO, Refunding:
                     AAA      Aaa        1,000       Series A, 6.375% due 5/15/2013 (b)                                   1,157
                     AAA      Aaa           70       Series B, 7% due 2/01/2018 (a)                                          70
                     A        A2         3,650       Series G, 5.75% due 2/01/2020                                        3,875
                     ----------------------------------------------------------------------------------------------------------
                     AAA      Aaa       11,500   New York City, New York, IDA, Civic Facility Revenue Bonds
                                                 (USTA National Tennis Center Project), 6.375% due 11/15/2014 (c)        12,019
                     ----------------------------------------------------------------------------------------------------------
                                                 New York State Dormitory Authority Revenue Bonds:
                     AAA      NR*        4,150       (Eger Health Care and Rehabilitation Center), 6.10%
                                                     due 8/01/2037 (i)                                                    4,484
                     AA       NR*        1,500       (Long Island University), Series B, 5.25% due 9/01/2028 (k)          1,514
                     AA-      NR*        1,840       (Mental Health Services Facilities Improvement), Series B,
                                                     5.25% due 2/15/2023                                                  1,895
                     AAA      Aaa        2,000       (New School for Social Research), 5.75% due 7/01/2026 (d)            2,144
                     AAA      Aaa        1,180       (New York State Rehabilitation Association), Series A, 5.25%
                                                     due 7/01/2019 (j)                                                    1,243
                     AAA      Aaa        1,000       (New York State Rehabilitation Association), Series A, 5.125%
                                                     due 7/01/2023 (j)                                                    1,019
                     AAA      Aaa        6,900       (School Districts Financing Program), Series E, 5.75%
                                                     due 10/01/2030 (d)                                                   7,410
                     AAA      Aaa        1,000       Series B, 6.50% due 2/15/2011 (d)(h)                                 1,182
                     NR*      Aaa        1,000       (Skidmore College), 5% due 7/01/2028 (b)                             1,003
                     NR*      Aaa        1,785       (Skidmore College), 5% due 7/01/2033 (b)                             1,779
                     AAA      Aaa        2,560       (State University Adult Facilities), Series B, 5.75%
                                                     due 5/15/2010 (c)(e)                                                 2,929
                     AAA      Aaa        1,000       (State University Adult Facilities), Series B, 5.75%
                                                     due 5/15/2010 (c)(e)                                                 1,144
                     AAA      Aaa          710       (Upstate Community Colleges), Series A, 6% due 7/01/2015 (c)           806
                     AAA      Aaa        1,070       (Upstate Community Colleges), Series A, 6% due 7/01/2016 (c)         1,217
                     ----------------------------------------------------------------------------------------------------------
                                                 New York State Dormitory Authority, Revenue Refunding Bonds:
                     AAA      Aaa        1,000       (City University System), Consolidated, Series 1, 5.625%
                                                     due 1/01/2008 (c)(e)                                                 1,123
                     AAA      Aaa        4,400       (City University System), Series C, 7.50% due 7/01/2010 (b)          5,135
                     AAA      Aaa        4,255       (Mental Health Services Facilities Improvement), Series A,
                                                     5.75% due 2/15/2007 (d)(e)                                           4,739
                     AAA      Aaa          150       (Mental Health Services Facilities Improvement), Series A,
                                                     5.75% due 2/15/2027 (d)                                                159
                     AAA      Aaa        1,370       (School District Financing Program), Series I, 5.75%
                                                     due 10/01/2018 (d)                                                   1,521
                     AAA      Aaa        6,000       (Siena College), 5.75% due 7/01/2026 (d)                             6,431
                     ----------------------------------------------------------------------------------------------------------
                     AA       NR*        1,620   New York State Dormitory Authority, State Personal Income Tax
                                                 Education Revenue Bonds, Series A, 5% due 3/15/2018 (d)                  1,681
                     ----------------------------------------------------------------------------------------------------------
                     AAA      Aaa       12,750   New York State Energy Research and Development Authority,
                                                 Facilities Revenue Refunding Bonds (Consolidated Edison Co.
                                                 of New York), Series A, 6.10% due 8/15/2020 (a)                         13,588


8       MUNIYIELD NEW YORK INSURED FUND, INC.           APRIL 30, 2004

Schedule of Investments (continued)                               (in Thousands)

                     S&P      Moody's  Face
                     Ratings  Ratings  Amount    Municipal Bonds                                                         Value
===============================================================================================================================
New York (continued)
-------------------------------------------------------------------------------------------------------------------------------
                     AAA      Aaa      $ 4,555   New York State Energy Research and Development Authority, Gas
                                                 Facilities Revenue Bonds (Brooklyn Union Gas Company), AMT,
                                                 Series B, 6.75% due 2/01/2024 (d)                                      $ 4,619
                     ----------------------------------------------------------------------------------------------------------
                     AAA      Aaa        3,500   New York State Environmental Facilities Corporation, Special
                                                 Obligation Revenue Refunding Bonds (Riverbank State Park),
                                                 6.25% due 4/01/2012 (a)                                                  4,069
                     ----------------------------------------------------------------------------------------------------------
                     AAA      Aaa       10,000   New York State Environmental Facilities Corporation, State
                                                 Clean Water and Drinking Revenue Bonds (New York City Water
                                                 Project), Series B, 5% due 6/15/2031                                    10,019
                     ----------------------------------------------------------------------------------------------------------
                     AAA      Aaa        2,405   New York State, HFA, Revenue Refunding Bonds (Housing Mortgage
                                                 Project), Series A, 6.10% due 11/01/2015 (c)                             2,517
                     ----------------------------------------------------------------------------------------------------------
                                                 New York State Medical Care Facilities Finance Agency Revenue
                                                 Bonds:
                     AAA      Aaa        5,375       (Health Center Project--Second Mortgage), Series A, 6.375%
                                                     due 11/15/2019 (a)                                                   5,803
                     AAA      Aaa           25       (Mental Health Services), Series A, 6% due 2/15/2005 (d)(e)             26
                     AAA      Aaa        1,475       (Mental Health Services), Series A, 6% due 2/15/2005 (d)(e)          1,558
                     ----------------------------------------------------------------------------------------------------------
                                                 New York State Medical Care Facilities Finance Agency, Revenue
                                                 Refunding Bonds, (Hospital & Nursing Homes) (i):
                     AAA      Aa2        2,000       Series B, 6.25% due 2/15/2025                                        2,131
                     AAA      Aaa       11,085       Series C, 6.375% due 8/15/2004 (d)(e)                               11,251
                     ----------------------------------------------------------------------------------------------------------
                     AAA      Aaa        9,755   New York State Mortgage Agency, Homeowner Mortgage Revenue
                                                 Refunding Bonds, AMT, Series 67, 5.80% due 10/01/2028 (d)                9,908
                     ----------------------------------------------------------------------------------------------------------
                                                 New York State Mortgage Agency Revenue Bonds, AMT (d):
                     AAA      Aaa          290       24th Series, 6.125% due 10/01/2030                                     296
                     AAA      Aaa        2,850       DRIVERS, Series 295, 10.362% due 4/01/2030 (f)                       3,159
                     ----------------------------------------------------------------------------------------------------------
                                                 New York State Municipal Bond Bank Agency, Special School Purpose
                                                 Revenue Bonds, Series C:
                     A+       NR*        3,970       5.25% due 6/01/2019                                                  4,115
                     A+       NR*        3,920       5.25% due 6/01/2020                                                  4,043
                     A+       NR*        2,250       5.25% due 6/01/2021                                                  2,314
                     A+       NR*        3,150       5.25% due 12/01/2021                                                 3,239
                     A+       NR*        1,650       5.25% due 6/01/2022                                                  1,688
                     A+       NR*        1,825       5.25% due 12/01/2022                                                 1,867
                     ----------------------------------------------------------------------------------------------------------
                     AAA      Aaa        2,820   New York State Thruway Authority, Highway and Bridge Trust Fund
                                                 Revenue Bonds, Series A, 6.25% due 4/01/2011 (c)                         3,244
                     ----------------------------------------------------------------------------------------------------------
                     AAA      Aaa        3,045   New York State Thruway Authority, Second General Highway and
                                                 Bridge Trust Fund Revenue Bonds, Series A, 5.25%
                                                 due 4/01/2023 (d)                                                        3,186
                     ----------------------------------------------------------------------------------------------------------
                                                 New York State Thruway Authority, Service Contract Revenue
                                                 Bonds (Local Highway and Bridges Project) (e):
                     AAA      Aaa        3,000       5.75% due 4/01/2010 (a)                                              3,429
                     AAA      Aaa        2,000       Series A-2, 5.375% due 4/01/2008 (d)                                 2,222
                     ----------------------------------------------------------------------------------------------------------
                                                 New York State Thruway Authority, Service Contract Revenue
                                                 Refunding Bonds (Local Highway) (d):
                     AAA      Aaa        2,170       6% due 4/01/2007 (e)                                                 2,441
                     AAA      Aaa        1,330       6% due 4/01/2011                                                     1,481
                     AAA      Aaa        2,075       6% due 4/01/2012                                                     2,310
                     ----------------------------------------------------------------------------------------------------------
                                                 New York State Thruway, Transportation Authority, State
                                                 Personal Income Tax Revenue Bonds, Series A (d):
                     AAA      Aaa        1,525       5% due 3/15/2020                                                     1,576
                     AAA      Aaa        1,525       5% due 3/15/2022                                                     1,561
                     ----------------------------------------------------------------------------------------------------------
                     AAA      Aaa        3,190   New York State Urban Development Corporation, Revenue Refunding
                                                 Bonds (Correctional Capital Facilities), Series A, 6.50%
                                                 due 1/01/2011 (c)                                                        3,734
                     ----------------------------------------------------------------------------------------------------------
                                                 Niagara County, New York, IDA, Solid Waste Disposal Revenue
                                                 Refunding Bonds, AMT:
                     BBB      Baa1       8,000       Series A, 5.45% due 11/15/2026                                       8,535
                     BBB      Baa1       2,000       Series C, 5.625% due 11/15/2024                                      2,090


        MUNIYIELD NEW YORK INSURED FUND, INC.           APRIL 30, 2004         9

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                               (in Thousands)

                     S&P      Moody's  Face
                     Ratings  Ratings  Amount    Municipal Bonds                                                         Value
===============================================================================================================================
New York (continued)
-------------------------------------------------------------------------------------------------------------------------------
                     AAA      Aaa      $ 1,000   Niagara Falls, New York, GO (Water Treatment Plant), AMT, 7.25%
                                                 due 11/01/2010 (d)                                                     $ 1,195
                     ----------------------------------------------------------------------------------------------------------
                                                 Niagara Falls, New York, Public Water Authority, Water and Sewer
                                                 System Revenue Bonds, Series A (d):
                     AAA      Aaa        1,100       5.50% due 7/15/2026                                                  1,145
                     AAA      Aaa        3,000       5% due 7/15/2034                                                     2,988
                     ----------------------------------------------------------------------------------------------------------
                     AAA      Aaa        2,705   Niagara, New York, Frontier Authority, Airport Revenue Bonds
                                                 (Buffalo Niagara International Airport), Series B, 5.50%
                                                 due 4/01/2019 (d)                                                        2,917
                     ----------------------------------------------------------------------------------------------------------
                     AAA      Aaa        1,260   North Country, New York, Development Authority, Solid Waste
                                                 Management System Revenue Refunding Bonds, 6% due 5/15/2015 (c)          1,442
                     ----------------------------------------------------------------------------------------------------------
                                                 North Hempstead, New York, GO, Refunding, Series B (b):
                     AAA      Aaa        1,745       6.40% due 4/01/2013                                                  2,066
                     AAA      Aaa          555       6.40% due 4/01/2017                                                    668
                     ----------------------------------------------------------------------------------------------------------
                     AAA      Aaa        1,665   Oneida County, New York, IDA, Civic Facilities Revenue Bonds
                                                 (Mohawk Valley), Series A, 5.20% due 2/01/2013 (c)                       1,764
                     ----------------------------------------------------------------------------------------------------------
                     AAA      Aaa        2,180   Port Authority of New York and New Jersey, Consolidated Revenue
                                                 Bonds, AMT, 97th Series, 6.50% due 7/15/2019 (b)                         2,266
                     ----------------------------------------------------------------------------------------------------------
                     AAA      Aaa        4,000   Port Authority of New York and New Jersey, Consolidated Revenue
                                                 Refunding Bonds, AMT, 119th Series, 5.50% due 9/15/2016 (b)              4,252
                     ----------------------------------------------------------------------------------------------------------
                     NR*      Aaa        4,075   Port Authority of New York and New Jersey, Revenue Bonds, Trust
                                                 Receipts, AMT, Class R, Series 10, 10.34% due 1/15/2017 (c)(f)           4,710
                     ----------------------------------------------------------------------------------------------------------
                     AAA      NR*        7,500   Port Authority of New York and New Jersey, Revenue Refunding Bonds,
                                                 DRIVERS, AMT, Series 177, 10.607% due 10/15/2032 (d)(f)                  8,708
                     ----------------------------------------------------------------------------------------------------------
                                                 Port Authority of New York and New Jersey, Special Obligation
                                                 Revenue Bonds, AMT (d):
                     AAA      NR*        1,750       DRIVERS, Series 192, 10.106% due 12/01/2025 (f)                      1,919
                     AAA      NR*        5,080       DRIVERS, Series 278, 10.105% due 12/01/2022 (f)                      5,816
                     AAA      Aaa        7,175       (JFK International Air Terminal LLC), Series 6, 6.25%
                                                     due 12/01/2011                                                       7,998
                     AAA      Aaa       14,750       (JFK International Air Terminal), Series 6, 6.25%
                                                     due 12/01/2010                                                      16,484
                     AAA      Aaa        4,425       (Special Project--JFK International Air Terminal), Series 6,
                                                     6.25% due 12/01/2013                                                 4,940
                     AAA      Aaa        7,380       (Special Project--JFK International Air Terminal), Series 6,
                                                     6.25% due 12/01/2014                                                 8,279
                     ----------------------------------------------------------------------------------------------------------
                     AAA      Aaa        1,255   Rensselaer County, New York, IDA, Civic Facility Revenue Bonds
                                                 (Polytech Institute), Series B, 5.50% due 8/01/2022 (a)                  1,342
                     ----------------------------------------------------------------------------------------------------------
                     A        A3         4,625   Suffolk County, New York, IDA, IDR (Keyspan-Port Jefferson), AMT,
                                                 5.25% due 6/01/2027                                                      4,520
                     ----------------------------------------------------------------------------------------------------------
                                                 Suffolk County, New York, IDA, Solid Waste Disposal Facility,
                                                 Revenue Refunding Bonds (Ogden Martin System Huntington Project),
                                                 AMT (a):
                     AAA      Aaa        8,530       6% due 10/01/2010                                                    9,691
                     AAA      Aaa        9,170       6.15% due 10/01/2011                                                10,513
                     AAA      Aaa        6,470       6.25% due 10/01/2012                                                 7,450
                     ----------------------------------------------------------------------------------------------------------
                                                 Tobacco Settlement Financing Corporation of New York Revenue
                                                 Bonds:
                     AAA      Aaa        5,000       Series A-1, 5.25% due 6/01/2021 (a)                                  5,209
                     AAA      Aaa        2,000       Series A-1, 5.25% due 6/01/2022 (a)                                  2,069
                     AA-      A3         2,000       Series C-1, 5.50% due 6/01/2021                                      2,110
                     AA-      A3         1,900       Series C-1, 5.50% due 6/01/2022                                      1,994


10      MUNIYIELD NEW YORK INSURED FUND, INC.           APRIL 30, 2004

Schedule of Investments (continued)                               (in Thousands)

                     S&P      Moody's  Face
                     Ratings  Ratings  Amount    Municipal Bonds                                                         Value
===============================================================================================================================
New York (concluded)
-------------------------------------------------------------------------------------------------------------------------------
                     AA-      Aa3      $ 9,400   Triborough Bridge and Tunnel Authority, New York, General
                                                 Purpose Revenue Bonds, Series A, 5.50% due 1/01/2032                  $  9,643
                     ----------------------------------------------------------------------------------------------------------
                     AAA      Aa3        2,305   Triborough Bridge and Tunnel Authority, New York, General
                                                 Purpose Revenue Refunding Bonds, Series Y, 6%
                                                 due 1/01/2012 (d)(h)                                                     2,636
                     ----------------------------------------------------------------------------------------------------------
                     AAA      Aaa        1,410   Triborough Bridge and Tunnel Authority, New York, General Revenue
                                                 Refunding Bonds, Series B, 5% due 11/15/2010 (d)                         1,543
                     ----------------------------------------------------------------------------------------------------------
                                                 Triborough Bridge and Tunnel Authority, New York, Revenue
                                                 Refunding Bonds (d):
                     AAA      Aaa        7,000       5.25% due 11/15/2023                                                 7,313
                     AAA      Aaa       20,390       5% due 11/15/2032                                                   20,359
                     ----------------------------------------------------------------------------------------------------------
                     AAA      Aaa        2,500   Triborough Bridge and Tunnel Authority, New York, Subordinate
                                                 Revenue Bonds, 5% due 11/15/2032 (b)                                     2,496
                     ----------------------------------------------------------------------------------------------------------
                     NR*      A3         2,500   United Nations Development Corporation, New York, Revenue
                                                 Refunding Bonds, Senior Lien, Series A, 5.25% due 7/01/2020              2,563
                     ----------------------------------------------------------------------------------------------------------
                     AAA      Aaa        2,010   Yonkers, New York, GO, Series A, 5.75% due 10/01/2017 (b)                2,235
                     ----------------------------------------------------------------------------------------------------------
===============================================================================================================================
Guam--0.8%
-------------------------------------------------------------------------------------------------------------------------------
                                                 A.B. Won Guam International Airport Authority, General Revenue
                                                 Refunding Bonds, AMT, Series C (d):
                     AAA      Aaa        2,240       5.25% due 10/01/2021                                                 2,318
                     AAA      Aaa        2,050       5.25% due 10/01/2022                                                 2,106
                     ----------------------------------------------------------------------------------------------------------
===============================================================================================================================
Puerto Rico--11.7%
-------------------------------------------------------------------------------------------------------------------------------
                                                 Children's Trust Fund Project of Puerto Rico, Tobacco Settlement
                                                 Revenue Refunding Bonds:
                     BBB      Baa3       1,000       5.375% due 5/15/2033                                                   941
                     BBB      Baa3      10,000       5.50% due 5/15/2039                                                  9,258
                     ----------------------------------------------------------------------------------------------------------
                                                 Puerto Rico Commonwealth, GO, Refunding, Series A:
                     AAA      Aaa       10,000       4% due 7/01/2031 (b)                                                10,117
                     AAA      Aaa        2,500       5% due 7/01/2031 (c)                                                 2,702
                     ----------------------------------------------------------------------------------------------------------
                                                 Puerto Rico Commonwealth, Highway and Transportation Authority,
                                                 Transportation Revenue Bonds:
                     AAA      Aaa        1,900       5.25% due 7/01/2018 (b)                                              2,056
                     AAA      Aaa        2,265       Series G, 5.25% due 7/01/2019 (b)                                    2,437
                     AAA      Aaa        1,000       Series G, 5.25% due 7/01/2021 (b)                                    1,067
                     AAA      Aaa        1,250       Trust Receipts, Class R, Series B, 10.34%
                                                     due 7/01/2035 (d)(f)                                                 1,554
                     ----------------------------------------------------------------------------------------------------------
                     A        Baa1       8,495   Puerto Rico Commonwealth, Highway and Transportation Authority,
                                                 Transportation Revenue Refunding Bonds, Series D, 5.75%
                                                 due 7/01/2041                                                            8,967
                     ----------------------------------------------------------------------------------------------------------
                                                 Puerto Rico Commonwealth, Public Improvement, GO, Series A:
                     A-       Baa1       4,605       5.25% due 7/01/2019                                                  4,806
                     A-       Baa1       7,480       5.25% due 7/01/2020                                                  7,772
                     ----------------------------------------------------------------------------------------------------------
                     A-       A3         4,750   Puerto Rico Electric Power Authority, Power Revenue Bonds,
                                                 Series NN, 5.125% due 7/01/2029                                          4,755
                     ----------------------------------------------------------------------------------------------------------
                     BBB+     Baa3       3,000   Puerto Rico Public Finance Corporation, Commonwealth
                                                 Appropriation Revenue Bonds, Series E, 5.50% due 8/01/2029               3,062
                     ----------------------------------------------------------------------------------------------------------
                     AAA      NR*        6,100   Puerto Rico Public Finance Corporation Revenue Bonds, DRIVERS,
                                                 Series 272, 9.975% due 8/01/2030 (f)                                     6,765
                     ----------------------------------------------------------------------------------------------------------
                                                 Total Municipal Bonds (Cost--$796,438)--144.3%                         816,659
                     ==========================================================================================================


        MUNIYIELD NEW YORK INSURED FUND, INC.           APRIL 30, 2004        11

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (concluded)                               (in Thousands)

                                        Shares
                                        Held     Short-Term Securities                                                   Value
                     ==========================================================================================================
                                            50   CMA New York Municipal Money Fund (l)                                 $     50
                     ----------------------------------------------------------------------------------------------------------
                                                 Total Short-Term Securities (Cost--$50)--0.0%                               50
                     ==========================================================================================================
                     Total Investments (Cost--$796,488)--144.3%                                                         816,709

                     Other Assets Less Liabilities--1.5%                                                                  8,195

                     Preferred Stock, at Redemption Value--(45.8%)                                                     (259,041)
                                                                                                                       --------
                     Net Assets Applicable to Common Stock--100.0%                                                     $565,863
                                                                                                                       ========

*     Not Rated.
+     Highest short-term rating by Moody's Investors Service, Inc.
(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   FSA Insured.
(d)   MBIA Insured.
(e)   Prerefunded.
(f) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2004.
(g) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2004.
(h)   Escrowed to maturity.
(i)   FHA Insured.
(j)   CIFG Insured
(k)   Radian Insured.
(l) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                                  (in Thousands)
     ---------------------------------------------------------------------------
                                                           Net          Dividend
     Affiliate                                          Activity         Income
     ---------------------------------------------------------------------------
     CMA New York Municipal Money Fund                      6              $4
     ---------------------------------------------------------------------------

      Forward interest rate swaps entered into as of April 30, 2004 were as follows:

                                                                  (in Thousands)
     ---------------------------------------------------------------------------
                                                       Notional      Unrealized
                                                        Amount      Appreciation
     ---------------------------------------------------------------------------
     Receive a variable rate equal to 7-Day
     Bond Market Association Municipal
     Swap Index Rate and pay a fixed rate
     equal to 3.412%

     Broker, Morgan Stanley Capital
     Services, Inc.
     Expires June 2014                                  $83,000       $ 3,069
     ---------------------------------------------------------------------------

     Financial futures contracts sold as of April 30, 2004 were as follows:

                                                                  (in Thousands)
     ---------------------------------------------------------------------------
     Number of                               Expiration               Unrealized
     Contracts          Issue                   Date      Face Value    Gains
     ---------------------------------------------------------------------------
        322     10-Year U.S. Treasury Notes   June 2004     $35,629      $48
     ---------------------------------------------------------------------------

      See Notes to Financial Statements.


12      MUNIYIELD NEW YORK INSURED FUND, INC.           APRIL 30, 2004

Statement of Net Assets

As of April 30, 2004
=====================================================================================================================
Assets
---------------------------------------------------------------------------------------------------------------------
                   Investments in unaffiliated securities, at value (identified
                     cost--$796,437,824) .........................................                      $ 816,658,796
                   Investments in affiliated securities, at value (identified
                     cost--$50,593) ..............................................                             50,593
                   Cash ..........................................................                             65,695
                   Unrealized appreciation on forward interest rate swaps ........                          3,069,174
                   Receivables:
                      Interest ...................................................    $  14,937,222
                      Securities sold ............................................        3,753,321
                      Variation margin ...........................................           48,453        18,738,996
                                                                                      -------------
                   Prepaid expenses ..............................................                             11,671
                                                                                                        -------------
                   Total assets ..................................................                        838,594,925
                                                                                                        -------------
=====================================================================================================================
Liabilities
---------------------------------------------------------------------------------------------------------------------
                   Payables:
                      Securities purchased .......................................       12,819,650
                      Investment adviser .........................................          399,830
                      Dividends to Common Stock shareholders .....................          386,418
                      Other affiliates ...........................................            5,820        13,611,718
                                                                                      -------------
                   Accrued expenses and other liabilities ........................                             79,054
                                                                                                        -------------
                   Total liabilities .............................................                         13,690,772
                                                                                                        -------------
=====================================================================================================================
Preferred Stock
---------------------------------------------------------------------------------------------------------------------
                   Preferred Stock, at redemption value, par value $.05 per
                     share (1,700 Series A Shares, 1,700 Series B Shares, 2,800
                     Series C Shares, 1,960 Series D Shares and 2,200 Series E
                     Shares of AMPS* issued and outstanding at $25,000 per
                     share liquidation preference) ...............................                        259,040,926
                                                                                                        -------------
=====================================================================================================================
Net Assets Applicable to Common Stock
---------------------------------------------------------------------------------------------------------------------
                   Net assets applicable to Common Stock .........................                      $ 565,863,227
                                                                                                        =============
=====================================================================================================================
Analysis of Net Assets Applicable to Common Stock
---------------------------------------------------------------------------------------------------------------------
                   Common Stock, par value $.10 per share (39,445,962 shares
                     issued and outstanding) .....................................                      $   3,944,596
                   Paid-in capital in excess of par ..............................                        557,669,466
                   Undistributed investment income--net ..........................    $   7,339,811
                   Accumulated realized capital losses on investments--net .......      (26,429,245)
                   Unrealized appreciation on investments--net ...................       23,338,599
                                                                                      -------------
                   Total accumulated earnings--net ...............................                          4,249,165
                                                                                                        -------------
                   Total--Equivalent to $14.35 net asset value per share of
                     Common Stock (market price--$12.53) .........................                      $ 565,863,227
                                                                                                        =============

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.


        MUNIYIELD NEW YORK INSURED FUND, INC.           APRIL 30, 2004        13

[LOGO] Merrill Lynch Investment Managers

Statement of Operations

For the Six Months Ended April 30, 2004
=====================================================================================================================
Investment Income
---------------------------------------------------------------------------------------------------------------------
                   Interest ......................................................                      $  20,780,011
                   Dividends from affiliates .....................................                              4,133
                                                                                                        -------------
                   Total income ..................................................                         20,784,144
                                                                                                        -------------
=====================================================================================================================
Expenses
---------------------------------------------------------------------------------------------------------------------
                   Investment advisory fees ......................................    $   2,115,291
                   Commission fees ...............................................          325,598
                   Accounting services ...........................................          124,678
                   Transfer agent fees ...........................................           56,196
                   Professional fees .............................................           28,969
                   Printing and shareholder reports ..............................           27,262
                   Custodian fees ................................................           21,221
                   Listing fees ..................................................           14,410
                   Directors' fees and expenses ..................................           13,186
                   Pricing fees ..................................................           11,918
                   Other .........................................................           22,492
                                                                                      -------------
                   Total expenses before reimbursement ...........................        2,761,221
                   Reimbursement of expenses .....................................           (3,265)
                                                                                      -------------
                   Total expenses after reimbursement ............................                          2,757,956
                                                                                                        -------------
                   Investment income--net ........................................                         18,026,188
                                                                                                        -------------
=====================================================================================================================
Realized & Unrealized Loss on Investments--Net
---------------------------------------------------------------------------------------------------------------------
                   Realized loss on investments--net .............................                         (7,534,416)
                   Change in unrealized appreciation on investments--net .........                        (11,114,720)
                                                                                                        -------------
                   Total realized and unrealized loss on investments--net ........                        (18,649,136)
                                                                                                        -------------
=====================================================================================================================
Dividends to Preferred Stock Shareholders
---------------------------------------------------------------------------------------------------------------------
                   Investment income--net ........................................                         (1,101,643)
                                                                                                        -------------
                   Net Decrease in Net Assets Resulting from Operations ..........                      $  (1,724,591)
                                                                                                        =============

      See Notes to Financial Statements.


14      MUNIYIELD NEW YORK INSURED FUND, INC.           APRIL 30, 2004

Statements of Changes in Net Assets

                                                                                       For the Six         For the
                                                                                       Months Ended       Year Ended
                                                                                         April 30,        October 31,
Increase (Decrease) in Net Assets:                                                         2004              2003
=====================================================================================================================
Operations
---------------------------------------------------------------------------------------------------------------------
                   Investment income--net ........................................    $  18,026,188     $  38,408,538
                   Realized gain (loss) on investments--net ......................       (7,534,416)       12,352,354
                   Change in unrealized appreciation on investments--net .........      (11,114,720)      (15,964,533)
                   Dividends to Preferred Stock shareholders .....................       (1,101,643)       (2,950,941)
                                                                                      -------------------------------
                   Net increase (decrease) in net assets resulting from operations       (1,724,591)       31,845,418
                                                                                      -------------------------------
=====================================================================================================================
Dividends to Common Stock Shareholders
---------------------------------------------------------------------------------------------------------------------
                   Investment income--net ........................................      (16,437,132)      (32,613,922)
                                                                                      -------------------------------
                   Net decrease in net assets resulting from dividends to Common
                     Stock shareholders ..........................................      (16,437,132)      (32,613,922)
                                                                                      -------------------------------
=====================================================================================================================
Net Assets Applicable to Common Stock
---------------------------------------------------------------------------------------------------------------------
                   Total decrease in net assets applicable to Common Stock .......      (18,161,723)         (768,504)
                   Beginning of period ...........................................      584,024,950       584,793,454
                                                                                      -------------------------------
                   End of period* ................................................    $ 565,863,227     $ 584,024,950
                                                                                      ===============================
                      * Undistributed investment income--net .....................    $   7,339,811     $   6,852,398
                                                                                      ===============================

                        See Notes to Financial Statements.


        MUNIYIELD NEW YORK INSURED FUND, INC.           APRIL 30, 2004        15

[LOGO] Merrill Lynch Investment Managers

Financial Highlights

The following per share data and ratios have been derived          For the Six
from information provided in the financial statements.             Months Ended            For the Year Ended October 31,
                                                                    April 30,     ------------------------------------------------
Increase (Decrease) in Net Asset Value:                                2004         2003         2002         2001++        2000++
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                   Net asset value, beginning of period .........   $  14.81      $  14.83     $  15.01     $  13.76      $  13.02
                                                                    --------------------------------------------------------------
                   Investment income--net .......................        .46@@@        .97@@@       .94          .96           .87
                   Realized and unrealized gain (loss)
                     on investments--net ........................       (.47)         (.09)        (.19)        1.26           .90
                   Dividends and distributions to Preferred
                     Stock shareholders:
                      Investment income--net ....................       (.03)         (.07)        (.10)        (.20)         (.25)
                      Realized gain on investments--net .........         --            --           --@          --            --
                                                                    --------------------------------------------------------------
                   Total from investment operations .............       (.04)          .81          .65         2.02          1.52
                                                                    --------------------------------------------------------------
                   Less dividends and distributions to
                     Common Stock shareholders:
                      Investment income--net ....................       (.42)         (.83)        (.83)        (.77)         (.78)
                      Realized gain on investments--net .........         --            --           --@          --            --
                                                                    --------------------------------------------------------------
                   Total dividends and distributions to
                     Common Stock shareholders ..................       (.42)         (.83)        (.83)        (.77)         (.78)
                                                                    --------------------------------------------------------------
                   Net asset value, end of period ...............   $  14.35      $  14.81     $  14.83     $  15.01      $  13.76
                                                                    ==============================================================
                   Market price per share, end of period ........   $  12.53      $  13.25     $  13.36     $  14.02      $  12.25
                                                                    ==============================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
                   Based on market price per share ..............      (2.48%)@@      5.45%        1.24%       21.26%         5.11%
                                                                    ==============================================================
                   Based on net asset value per share ...........       (.08%)@@      6.19%        4.97%       15.57%        12.79%
                                                                    ==============================================================
==================================================================================================================================
Ratios Based on Average Net Assets of Common Stock
----------------------------------------------------------------------------------------------------------------------------------
                   Total expenses, net of reimbursement
                     and excluding reorganization
                     expenses*** ................................        .94%*         .94%         .96%         .97%         1.01%
                                                                    ==============================================================
                   Total expenses, excluding reorganization
                     expenses*** ................................        .94%*         .94%         .96%         .97%         1.01%
                                                                    ==============================================================
                   Total expenses*** ............................        .94%*         .94%         .96%         .97%         1.16%
                                                                    ==============================================================
                   Total investment income--net*** ..............       6.12%*        6.49%        6.37%        6.66%         7.21%
                                                                    ==============================================================
                   Amount of dividends to Preferred Stock
                     shareholders ...............................        .37%*         .50%         .66%        1.38%         1.93%
                                                                    ==============================================================
                   Investment income--net, to Common Stock
                     shareholders ...............................       5.75%*        5.99%        5.71%        5.28%         5.28%
                                                                    ==============================================================
==================================================================================================================================
Ratios Based on Average Net Assets of Common & Preferred Stock***
----------------------------------------------------------------------------------------------------------------------------------
                   Total expenses, net of reimbursement
                     and excluding reorganization expenses ......        .65%*         .65%         .66%         .67%          .68%
                                                                    ==============================================================
                   Total expenses, excluding reorganization
                     expenses*** ................................        .65%*         .65%         .66%         .67%          .68%
                                                                    ==============================================================
                   Total expenses ...............................        .65%*         .65%         .66%         .67%          .78%
                                                                    ==============================================================
                   Total investment income--net .................       4.25%*        4.51%        4.41%        4.59%         4.82%
                                                                    ==============================================================
==================================================================================================================================
Ratios Based on Average Net Assets of Preferred Stock
----------------------------------------------------------------------------------------------------------------------------------
                   Dividends to Preferred Stock
                     shareholders ...............................        .85%*        1.13%        1.49%        3.07%         3.91%
                                                                    ==============================================================


16      MUNIYIELD NEW YORK INSURED FUND, INC.           APRIL 30, 2004

Financial Highlights (concluded)

                                                            For the Six
                                                            Months Ended          For the Year Ended October 31,
The following per share data and ratios have been derived    April 30,    ------------------------------------------------
from information provided in the financial statements.          2004        2003         2002         2001++        2000++
==========================================================================================================================
Supplemental Data
--------------------------------------------------------------------------------------------------------------------------
                   Net assets applicable to Common Stock,
                     end of period (in thousands) .......    $565,863     $584,025     $584,793     $591,942      $542,709
                                                             =============================================================
                   Preferred Stock outstanding, end of
                     period (in thousands) ..............    $259,000     $259,000     $259,000     $259,000      $259,000
                                                             =============================================================
                   Portfolio turnover ...................        4.58%       51.89%       87.56%       83.08%       148.51%
                                                             =============================================================
==========================================================================================================================
Leverage
--------------------------------------------------------------------------------------------------------------------------
                   Asset coverage per $1,000 ............    $  3,185     $  3,255     $  3,258     $  3,285      $  3,095
                                                             =============================================================
==========================================================================================================================
Dividends Per Share on Preferred Stock Outstanding+
--------------------------------------------------------------------------------------------------------------------------
                   Series A--Investment income--net .....    $    115     $    249     $    334     $    791      $    980
                                                             =============================================================
                   Series B--Investment income--net .....    $     96     $    232     $    305     $    731      $    941
                                                             =============================================================
                   Series C--Investment income--net .....    $    101     $    230     $    356     $    774      $    661
                                                             =============================================================
                   Series D--Investment income--net .....    $    105     $    454     $    503     $    715      $    634
                                                             =============================================================
                   Series E--Investment income--net .....    $    115     $    255     $    356     $    812      $    653
                                                             =============================================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***   Do not reflect the effect of dividends to Preferred Stock shareholders.
+ The Fund's Preferred Stock was issued on September 16, 1992 (Series A and Series B) and March 6, 2000 (Series C, Series D and Series E).
++ Certain prior year amounts have been reclassified to conform to current year presentation.
@     Amount is less than $(.01) per share.
@@    Aggregate total investment return.
@@@   Based on average shares outstanding.

      See Notes to Financial Statements.


        MUNIYIELD NEW YORK INSURED FUND, INC.           APRIL 30, 2004        17

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements

1. Significant Accounting Policies:

MuniYield New York Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYN. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund from the counterparty. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund may write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.


18      MUNIYIELD NEW YORK INSURED FUND, INC.           APRIL 30, 2004

Notes to Financial Statements (concluded)

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the six months ended April 30, 2004, FAM reimbursed the Fund in the amount of $3,265.

For the six months ended April 30, 2004, the Fund reimbursed FAM $8,594 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2004 were $109,498,421 and $35,081,128, respectively.

Net realized losses for the six months ended April 30, 2004 and net unrealized appreciation as of April 30, 2004 were as follows:

--------------------------------------------------------------------------------
                                                   Realized          Unrealized
                                                    Losses          Appreciation
--------------------------------------------------------------------------------
Long-term investments ...................        $  (111,671)        $20,220,972
Forward interest rate swaps .............         (7,422,745)          3,069,174
Financial futures contracts .............                 --              48,453
                                                 -------------------------------
Total ...................................        $(7,534,416)        $23,338,599
                                                 ===============================

As of April 30, 2004, net unrealized appreciation for Federal income tax purposes aggregated $20,036,725, of which $28,371,989 related to appreciated securities and $8,335,264 related to depreciated securities. The aggregate cost of investments at April 30, 2004 for Federal income tax purposes was $796,672,664.

4. Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of the holders of Common Stock.

Preferred Stock

Auction Market Preferred Stock are redeemable shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 2004 were as follows: Series A, .83% ; Series B, .97% ; Series C, 1.02% ; Series D, 1.02% ; and Series E, ..94%.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2004, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $122,081 as commissions.

5. Capital Loss Carryforward:

On October 31, 2003, the Fund had a net capital loss carryforward of $11,573,650, of which $8,566,493 expires in 2008 and $3,007,157 expires in 2010.
This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.070000 per share on May 27, 2004 to shareholders of record on May 14, 2004.


        MUNIYIELD NEW YORK INSURED FUND, INC.           APRIL 30, 2004        19

[LOGO] Merrill Lynch Investment Managers

Dividend Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.

Proxy Results

During the six-month period ended April 30, 2004, MuniYield New York Insured Fund, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 27, 2004. A description of the proposal and number of shares voted are as follows:

---------------------------------------------------------------------------------------------------------
                                                                          Shares Voted    Shares Withheld
                                                                               For          From Voting
---------------------------------------------------------------------------------------------------------
1. To elect the Fund's Directors:          James H. Bodurtha               36,599,747         844,769
                                           Joe Grills                      36,597,466         847,050
                                           Roberta Cooper Ramo             36,603,362         841,154
                                           Robert S. Salomon, Jr.          36,599,728         844,788
                                           Stephen B. Swensrud             36,596,981         847,535
---------------------------------------------------------------------------------------------------------

During the six-month period ended April 30, 2004, MuniYield New York Insured Fund, Inc.'s Preferred Stock shareholders (Series A - E) voted on the following proposal. The proposal was approved at a shareholders' meeting on April 27, 2004. A description of the proposal and number of shares voted are as follows:

---------------------------------------------------------------------------------------------------------
                                                                          Shares Voted   Shares Withheld
                                                                               For         From Voting
---------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:
     James H. Bodurtha, Joe Grills, Herbert I. London, Andre F. Perold,
     Roberta Cooper Ramo, Robert S. Salomon, Jr. and Stephen B. Swensrud      10,230            21
---------------------------------------------------------------------------------------------------------


20      MUNIYIELD NEW YORK INSURED FUND, INC.           APRIL 30, 2004

Quality Profile

The quality ratings of securities in the Fund as of April 30, 2004 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                      Total Investments
--------------------------------------------------------------------------------
AAA/Aaa .................................................            83.3%
AA/Aa ...................................................             3.2
A/A .....................................................             7.2
BBB/Baa .................................................             2.9
C/C .....................................................             0.1
NR (Not Rated) ..........................................              --*
Other** .................................................             3.3
--------------------------------------------------------------------------------

*     Holdings are less than 0.1%.
**    Temporary investments in short-term variable rate municipal securities.


        MUNIYIELD NEW YORK INSURED FUND, INC.           APRIL 30, 2004        21

[LOGO] Merrill Lynch Investment Managers

Officers and Directors

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Joe Grills, Director
Herbert I. London, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Robert S. Salomon, Jr., Director
Stephen B. Swensrud, Director
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Walter C. O'Connor, Vice President
Robert D. Sneeden, Vice President
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agents

Common Stock:

The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:

The Bank of New York
101 Barclay Street -- 7 West
New York, NY 10286

NYSE Symbol

MYN


22      MUNIYIELD NEW YORK INSURED FUND, INC.           APRIL 30, 2004

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


        MUNIYIELD NEW YORK INSURED FUND, INC.           APRIL 30, 2004        23

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

MuniYield New York Insured Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal income tax and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income tax and New York State and New York City personal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield New York Insured Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

MuniYield New York Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                                  #16159 -- 4/04

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

      MuniYield New York Insured Fund, Inc.


      By: /s/ Terry K. Glenn
          -------------------------------------
          Terry K. Glenn,
          President of
          MuniYield New York Insured Fund, Inc.

      Date: June 18, 2004

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

      By: /s/ Terry K. Glenn
          -------------------------------------
          Terry K. Glenn,
          President of
          MuniYield New York Insured Fund, Inc.

      Date: June 18, 2004

      By: /s/ Donald C. Burke
          -------------------------------------
          Donald C. Burke,
          Chief Financial Officer of
          MuniYield New York Insured Fund, Inc.

      Date: June 18, 2004